UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07353

T. Rowe Price Corporate Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Corporate Income Fund	November 30, 2020
PRPIX	Investor Class
TICCX	I Class

T. ROWE PRICE CORPORATE INCOME FUND

HIGHLIGHTS

■	The Corporate Income Fund returned 7.03%, outperforming the benchmark return of 6.22% as well as its Lipper peer group average during the six-month period ended November 30, 2020.
■	Security selection was the largest contributor to performance. Conversely, sector allocations created a drag on relative results, as allocations to cash and Treasuries detracted.
■	The fund has selectively added risk through purchases of credits that have become more attractively valued after periods of volatility and credit spread widening.
■	We expect technical conditions will remain strong for investment-grade corporate bonds, and although spreads have tightened since March, we believe that opportunities exist in select sectors and credits with healing fundamentals and attractive valuations.

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CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2020, as markets recovered from the steep sell-off in February and March. Extraordinary fiscal and monetary support from global governments and central banks helped spur the rebound, although the pandemic continued to pose significant public health and economic challenges.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index—a result that few would have predicted in late March after the benchmarks tumbled more than 30% in response to the initial spread of the coronavirus. Large-cap information technology and internet-related firms that benefited from the work-from-home environment led the rebound. However, a series of announcements in November about successful vaccine trials raised hopes for a broader recovery in 2021 and boosted some sectors that had been beaten down in the initial phases of the pandemic. Meanwhile, former Vice President Joe Biden’s victory in the presidential election led to a reduction in political uncertainty.

In the S&P 500, industrials and materials were the top performers, and the consumer discretionary and technology sectors also recorded very strong results. Energy companies rallied late in the period as oil prices rose, but the sector still finished with negative results. Growth stocks outperformed their value counterparts, and a late surge helped smaller-cap shares finish the period with stronger results than larger companies.

Most equity markets outside the U.S. also performed well. Emerging markets outpaced developed markets, and Asian shares were among the top performers as China and other countries in the region proved successful in controlling the coronavirus. A weaker U.S. dollar generally supported returns for U.S. investors in foreign securities.

Within the fixed income universe, intermediate- and longer-term Treasury yields ticked higher during the period but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential. High yield bonds were especially strong as investors grew less risk averse, allowing the market to absorb heavy new issuance and the arrival of numerous “fallen angels,” or issuers that lost their investment-grade credit rating. Emerging markets bonds and investment-grade corporate debt also performed well amid the search for yield, while Treasuries recorded modest losses. (Bond prices and yields move in opposite directions.)

The firm response by governments and central banks around the world was a key factor in supporting the economic and market recovery. In the U.S., the federal government’s relief package totaled $2.4 trillion, or over 11% of gross domestic product (GDP), while the Federal Reserve cut interest rates close to zero in March and purchased massive amounts of government, mortgage-backed, and corporate bonds during the period to stimulate the economy and increase liquidity in the fixed income market.

Boosted by the stimulus, GDP increased 33.1% in the third quarter, according to the latest estimates, erasing much of the steep decline suffered in the first half of the year. However, there were signs that the recovery was slowing as the fiscal impact of the pandemic relief programs began to fade and coronavirus cases surged again in the U.S. and Europe in the fall. By October, retail sales and payroll growth had slowed to their lowest levels since the rebound began in the spring. Negotiations for a renewed stimulus effort in the U.S. continued at the end of the period.

We are hopeful that the distribution of vaccines will bring about an eventual return to normalcy in the coming year, but many uncertainties remain. The economic effects of the pandemic are likely to echo for some time, and the recovery could be markedly uneven across countries, industries, and individual companies. In this environment, we believe strong fundamental analysis and skilled active security selection will remain critical components of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide high income and some capital growth.

FUND COMMENTARY

How did the fund perform in the past six months?

The Corporate Income Fund returned 7.03% in the six months ended November 30, 2020, outperforming its benchmark, the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, and its Lipper peer group average. (Returns for I Class shares varied slightly, reflecting a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

At the start of the period, investment-grade corporate bond prices rose as unprecedented monetary and fiscal support, along with an improving economic outlook, drove demand for the asset class. Stronger jobs reports and retail sales figures boosted risk appetite as economies reopened, leading to an increase in long-term Treasury yields and resultant yield curve steepening. Central banks continued to cut rates, and sovereign debt yields remained anchored at low or negative levels. The Fed’s Secondary Market Corporate Credit Facility fostered liquidity through purchases of corporate bonds and debt-laden exchange-traded funds. Technical conditions were supportive despite record levels of new issuance. Demand for corporate bonds was strengthened by improving macroeconomic sentiment, steady buying from Asia, and a search for yield among investors.

Late in the period, news of high efficacy levels in several COVID-19 vaccine candidates improved sentiment, spurring a recovery in coronavirus-impacted sectors. These positive developments, coupled with a Joe Biden win in the U.S. presidential elections, sent corporate credit spreads—the yield offered over Treasuries and an inverse measure of the sector’s relative appeal—to near pre-crisis levels in many sectors by period-end.

Effective security selection among nearly all sectors led outperformance. Selection within the banking sector aided relative performance. Credits issued by international banks with broad exposure to global markets, including BBVA Bancomer and Standard Chartered, were beneficial. Selection within the consumer noncyclical sector also produced gains. Health care names, including AbbVie, Cigna, and CVS Health, led the sector. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Sector allocation was the biggest detractor from performance. Our allotments to cash and Treasuries hurt relative performance. While we strive to be fully invested, these sectors are occasionally used to modify duration or to manage liquidity. Conversely, our out-of-benchmark exposure to the securitized sector generated gains. Securitized debt lagged earlier in the period due to less direct support from the Federal Reserve’s asset purchase programs, but the sector experienced a broad-based rally once economies began opening and liquidity improved. An overweight allocation to the real estate investment trust (REIT) sector also aided performance, posting gains as lockdown restrictions were eased.

While we are primarily a cash bond manager, we occasionally use derivatives in our strategy for positioning and to hedge overall portfolio risk. We may also utilize derivatives when we want to gain exposure to a specific company or positioning on the yield curve that is more efficient than using cash bonds. During the period, the use of credit derivatives and interest rate futures detracted from performance.

How is the fund positioned?

The fund has selectively added risk through purchases of credits that have become more attractively valued after periods of volatility and credit spread widening. (Credit spreads are the yield differences between higher- and lower-quality bonds.)

We increased our allocation to the REIT sector as economic reopenings aided demand for property. We favor high-quality apartment, industrial, and health care-related properties. During the period, we purchased a credit issued by VEREIT Operating Partnership, a nationally diversified lease portfolio that provides broad exposure to the U.S. market.

As oil prices have hinged on economic reopening and virus containment efforts, we added to the energy sector and risk selectively. We currently prefer midstream issuers, which are typically less exposed to oil price volatility than the broader energy sector, as well as high-quality exploration and production names.

What is portfolio management’s outlook?

The economic rebound remains intact, but its strength is largely dependent on the ability of government (at all levels) to effectively manage the public health crisis. The current spike in coronavirus cases will restrain some activity and slow the recovery, but the bar for data to surprise to the upside has been lowered. Although the U.S. presidential election outcome and announcements of several coronavirus vaccines have improved the longer-term outlook for the economy, we believe that fiscal stimulus ultimately will be needed to tide the economy over until a vaccine is broadly deployed.

The technical picture for investment-grade corporates remains strong. Low government bond yields have persisted, sparking demand for investment-grade corporate bonds from retail and institutional investors. We expect inflows to remain healthy as investors search for yield in the current low rate environment. On the supply side, expectations of light dealer inventories through year-end, coupled with subdued forward issuance expectations, should provide a positive tailwind for the asset class. Companies may also choose to utilize their improved liquidity positions and built-up cash reserves to pay down debt and further decrease supply.

Although spreads in some sectors have tightened inside of pre-crisis levels, we believe that opportunities remain in select sectors and credits with healing fundamentals and attractive valuations. As always, we will let our fundamental, bottom-up research drive decision-making.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Extremely low or negative interest rates may increase the fund’s susceptibility to interest rate risk and reduce the fund’s yield. The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. An issuer of a debt instrument held by the fund could default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded, or the perceived financial condition of an issuer deteriorates. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

November 30, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)		
CORPORATE BONDS 82.8%		
FINANCIAL INSTITUTIONS 35.8%		
Banking 19.7%		
AIB Group, VR, 4.263%, 4/10/25 (1)(2)	3,480	3,784
Banco Bilbao Vizcaya Argentaria, 1.125%, 9/18/25	3,600	3,602
Banco Santander, 2.749%, 12/3/30	2,400	2,400
Banco Santander Chile, 2.70%, 1/10/25 (2)	3,837	4,048
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand, 5.375%, 4/17/25 (2)	1,815	2,055
Bangkok Bank, VR, 3.733%, 9/25/34 (1)	3,580	3,653
Bank of America, 4.45%, 3/3/26	6,805	7,943
Bank of America, VR, 2.831%, 10/24/51 (1)	4,040	4,284
Bank of America, VR, 3.194%, 7/23/30 (1)	4,895	5,451
Bank of America, VR, 4.271%, 7/23/29 (1)	5,100	6,069
Barclays, VR, 2.852%, 5/7/26 (1)	4,380	4,633
BBVA Bancomer, VR, 5.875%, 9/13/34 (1)(2)	4,840	5,308
Citigroup, VR, 2.572%, 6/3/31 (1)	3,625	3,894
Citigroup, VR, 4.412%, 3/31/31 (1)	5,725	6,905
Danske Bank, 5.375%, 1/12/24 (2)	3,625	4,071
Goldman Sachs Group, 3.85%, 1/26/27	4,370	4,981
Goldman Sachs Group, 4.75%, 10/21/45	1,165	1,628
Goldman Sachs Group, VR, 3.272%, 9/29/25 (1)	2,115	2,301
Goldman Sachs Group, VR, 3.814%, 4/23/29 (1)	7,485	8,647
HSBC Holdings, 4.95%, 3/31/30	2,770	3,446
HSBC Holdings, VR, 2.848%, 6/4/31 (1)	5,605	5,941
JPMorgan Chase, VR, 3.109%, 4/22/51 (1)	5,740	6,454
Kookmin Bank, 2.50%, 11/4/30 (2)(3)	3,615	3,711
Morgan Stanley, VR, 1.794%, 2/13/32 (1)	2,840	2,861
Morgan Stanley, VR, 2.699%, 1/22/31 (1)	7,080	7,662
Morgan Stanley, VR, 5.597%, 3/24/51 (1)	995	1,605

Natwest Group, 5.125%, 5/28/24	4,550	5,085
Natwest Group, 6.125%, 12/15/22	3,900	4,278
Santander UK Group Holdings, VR, 1.532%, 8/21/26 (1)	6,590	6,571
Shinhan Bank, VR, 3.875%, 12/7/26 (1)	3,830	3,927
Standard Chartered, VR, 4.644%, 4/1/31 (1)(2)(3)	4,145	4,953
Standard Chartered, VR, 6.00% (1)(2)(4)	1,960	2,100
Wells Fargo, VR, 2.572%, 2/11/31 (1)	3,600	3,816
Wells Fargo, VR, 3.068%, 4/30/41 (1)	8,915	9,708
Wells Fargo, VR, 5.013%, 4/4/51 (1)	1,160	1,659
		159,434
Brokerage Asset Managers Exchanges 0.8%		
Intercontinental Exchange, 3.00%, 6/15/50	5,605	6,101
		6,101
Finance Companies 1.7%		
AerCap Ireland Capital, 4.50%, 9/15/23	2,245	2,394
AerCap Ireland Capital, 6.50%, 7/15/25	540	623
Avolon Holdings Funding, 4.25%, 4/15/26 (2)	510	527
Park Aerospace Holdings, 5.50%, 2/15/24 (2)(3)	3,910	4,169
SMBC Aviation Capital Finance, 3.55%, 4/15/24 (2)	895	952
SMBC Aviation Capital Finance, 4.125%, 7/15/23 (2)	4,660	4,970
		13,635
Insurance 4.2%		
Centene, 4.25%, 12/15/27	3,730	3,935
CNO Financial Group, 5.25%, 5/30/25	3,775	4,323
Fidelity National Financial, 4.50%, 8/15/28	1,820	2,117
First American Financial, 4.60%, 11/15/24	3,945	4,396
Health Care Service A Mutual Legal Reserve, 2.20%, 6/1/30 (2)	3,685	3,812
Health Care Service A Mutual Legal Reserve, 3.20%, 6/1/50 (2)	3,975	4,285
MGIC Investment, 5.25%, 8/15/28	1,835	1,954
New York Life Insurance, 3.75%, 5/15/50 (2)	5,420	6,422
UnitedHealth Group, 4.45%, 12/15/48	1,715	2,399
		33,643

Real Estate Investment Trusts 9.4%		
Alexandria Real Estate Equities, 1.875%, 2/1/33	1,495	1,480
Alexandria Real Estate Equities, 3.95%, 1/15/27	1,800	2,059
American Campus Communities Operating Partnership, 3.875%, 1/30/31	3,715	4,188
AvalonBay Communities, 2.45%, 1/15/31	5,705	6,112
Boston Properties, 3.25%, 1/30/31	4,285	4,671
Brixmor Operating Partnership, 3.65%, 6/15/24	6,027	6,426
Brixmor Operating Partnership, 3.875%, 8/15/22	215	223
Camden Property Trust, 2.80%, 5/15/30	3,285	3,617
Federal Realty Investment Trust, 3.50%, 6/1/30	5,545	6,100
HAT Holdings I, 6.00%, 4/15/25 (2)	1,310	1,405
Healthcare Realty Trust, 3.625%, 1/15/28 (3)	4,000	4,468
Hudson Pacific Properties, 3.25%, 1/15/30	5,405	5,627
Life Storage, 2.20%, 10/15/30	3,540	3,592
Life Storage, 4.00%, 6/15/29	3,000	3,468
Mid-America Apartments, 1.70%, 2/15/31	2,555	2,535
Regency Centers, 2.95%, 9/15/29	960	1,004
Regency Centers, 3.70%, 6/15/30	4,135	4,666
Ventas Realty, 4.40%, 1/15/29	1,335	1,550
VEREIT Operating Partnership, 2.85%, 12/15/32	1,310	1,342
VEREIT Operating Partnership, 4.60%, 2/6/24	1,790	1,942
VEREIT Operating Partnership, 4.625%, 11/1/25	1,861	2,093
VEREIT Operating Partnership, 4.875%, 6/1/26	6,485	7,408
		75,976
Total Financial Institutions		288,789
INDUSTRIAL 42.4%		
Basic Industry 1.4%		
Alcoa Nederland Holding, 5.50%, 12/15/27 (2)(3)	1,785	1,928
Domtar, 6.25%, 9/1/42	1,443	1,668
LYB International Finance III, 3.625%, 4/1/51	4,870	5,247

Methanex, 5.125%, 10/15/27	2,355	2,490
		11,333
Capital Goods 1.3%		
CANPACK, 3.125%, 11/1/25 (2)	2,400	2,445
General Electric, Series D, VR, 5.00% (1)(4)	2,015	1,844
Johnson Electric Holdings, 4.125%, 7/30/24	5,990	6,379
		10,668
Communications 6.7%		
AT&T, 3.30%, 2/1/52	2,325	2,312
AT&T, 3.50%, 9/15/53 (2)	6,045	6,164
AT&T, 4.50%, 3/9/48	880	1,071
AT&T, 5.35%, 9/1/40	1,610	2,124
AT&T, 6.375%, 3/1/41	3,000	4,377
CCO Holdings, 4.25%, 2/1/31 (2)	3,710	3,849
Crown Castle Towers, 3.663%, 5/15/25 (2)	1,785	1,894
Netflix, 3.625%, 6/15/25 (2)	1,830	1,940
SBA Tower Trust, 2.328%, 1/15/28 (2)	820	846
SBA Tower Trust, 2.836%, 1/15/25 (2)	3,295	3,497
SBA Tower Trust, 3.448%, 3/15/23 (2)	6,490	6,873
Tower Bersama Infrastructure, 4.25%, 1/21/25	2,000	2,065
Verizon Communications, 2.875%, 11/20/50	2,030	2,119
Verizon Communications, 2.987%, 10/30/56 (2)	4,687	4,968
Verizon Communications, 3.00%, 11/20/60	1,950	2,062
Verizon Communications, 4.862%, 8/21/46	2,995	4,116
Virgin Media Secured Finance, 4.50%, 8/15/30 (2)	3,625	3,806
		54,083
Consumer Cyclical 8.5%		
Amazon.com, 2.50%, 6/3/50	1,725	1,825
ANGI Group, 3.875%, 8/15/28 (2)	1,585	1,565
Booking Holdings, 4.625%, 4/13/30	3,520	4,325
Expedia Group, 3.25%, 2/15/30	3,854	3,905

Expedia Group, 3.60%, 12/15/23 (2)	1,490	1,558
Ford Motor Credit, 3.375%, 11/13/25	2,215	2,218
Hyundai Capital America, 1.80%, 10/15/25 (2)	1,300	1,311
Hyundai Capital America, 2.375%, 10/15/27 (2)	1,360	1,397
Marriott International, 4.625%, 6/15/30	3,655	4,215
Marriott International, 5.75%, 5/1/25	3,130	3,631
McDonald's, 3.625%, 9/1/49	1,970	2,310
McDonald's, 4.20%, 4/1/50	1,590	2,041
Nissan Motor, 3.043%, 9/15/23 (2)	2,215	2,296
Nissan Motor, 3.522%, 9/17/25 (2)	3,725	3,871
Prime Security Services Borrower, 3.375%, 8/31/27 (2)	2,345	2,304
Ross Stores, 0.875%, 4/15/26	1,820	1,803
Ross Stores, 1.875%, 4/15/31	2,670	2,687
Ross Stores, 4.70%, 4/15/27	119	141
Royal Caribbean Cruises, 11.50%, 6/1/25 (2)	2,965	3,473
Starbucks, 3.35%, 3/12/50	2,802	3,082
TJX, 3.875%, 4/15/30	1,655	1,982
TJX, 4.50%, 4/15/50	3,455	4,935
Volkswagen Group of America Finance, 3.20%, 9/26/26 (2)	2,400	2,646
Volkswagen Group of America Finance, 4.75%, 11/13/28 (2)	4,095	4,990
Western Union, 2.85%, 1/10/25	3,780	4,038
		68,549
Consumer Non-Cyclical 7.9%		
AbbVie, 4.05%, 11/21/39	5,310	6,246
AbbVie, 4.875%, 11/14/48	2,085	2,836
Albertsons, 3.25%, 3/15/26 (2)	4,000	4,035
Anheuser-Busch InBev Worldwide, 4.50%, 6/1/50	4,165	5,198
Becton Dickinson & Company, 4.669%, 6/6/47	2,570	3,367
Cardinal Health, 4.90%, 9/15/45	1,600	1,912
Cigna, 2.40%, 3/15/30	3,800	4,038
Cigna, 4.90%, 12/15/48	4,160	5,720

CommonSpirit Health, 1.547%, 10/1/25	2,730	2,767
CommonSpirit Health, 2.782%, 10/1/30	1,800	1,856
CVS Health, 4.25%, 4/1/50	1,640	2,056
CVS Health, 5.05%, 3/25/48	3,670	4,949
CVS Health, 5.125%, 7/20/45	265	357
Hasbro, 3.55%, 11/19/26	3,695	4,075
PeaceHealth Obligated Group, 1.375%, 11/15/25	585	597
Perrigo Finance Unlimited, 3.15%, 6/15/30	810	859
Perrigo Finance Unlimited, 3.90%, 12/15/24	5,424	5,913
Perrigo Finance Unlimited, 4.375%, 3/15/26	6,045	6,749
		63,530
Energy 10.5%		
Aker BP, 3.00%, 1/15/25 (2)	5,575	5,645
Aker BP, 3.75%, 1/15/30 (2)	1,905	1,922
Boardwalk Pipelines, 4.45%, 7/15/27	1,110	1,211
Boardwalk Pipelines, 4.95%, 12/15/24	3,250	3,598
Boardwalk Pipelines, 5.95%, 6/1/26	5,035	5,861
BP Capital Markets America, 3.00%, 2/24/50	2,000	2,076
Cameron LNG, 2.902%, 7/15/31 (2)	1,310	1,431
Cameron LNG, 3.302%, 1/15/35 (2)	2,510	2,818
Cameron LNG, 3.701%, 1/15/39 (2)	1,070	1,211
Canadian Natural Resources, 2.95%, 7/15/30	2,415	2,482
Cheniere Corpus Christi Holdings, 5.875%, 3/31/25	3,630	4,158
Cheniere Corpus Christi Holdings, 7.00%, 6/30/24	800	923
Continental Resources, 4.50%, 4/15/23	783	801
Continental Resources, 5.75%, 1/15/31 (2)	1,845	1,983
Diamondback Energy, 4.75%, 5/31/25	1,910	2,122
Energy Transfer Operating, 5.00%, 5/15/50	1,945	2,042
Energy Transfer Operating, 6.00%, 6/15/48	1,670	1,879
Gray Oak Pipeline, 2.60%, 10/15/25 (2)	800	812
Gray Oak Pipeline, 3.45%, 10/15/27 (2)	335	344

Hess, 5.60%, 2/15/41	1,962	2,308
Hess, 5.80%, 4/1/47	1,700	2,076
Hess, 7.125%, 3/15/33	400	497
Sabine Pass Liquefaction, 5.00%, 3/15/27	5,650	6,543
Sabine Pass Liquefaction, 5.625%, 3/1/25	550	637
Sabine Pass Liquefaction, 5.75%, 5/15/24	2,460	2,791
Transcontinental Gas Pipe Line, 3.95%, 5/15/50 (2)	4,000	4,415
Transcontinental Gas Pipe Line, 4.00%, 3/15/28	1,705	1,932
Valero Energy, 1.20%, 3/15/24	2,605	2,599
Western Midstream Operating, 4.00%, 7/1/22	3,600	3,654
Woodside Finance, 3.65%, 3/5/25 (2)	6,650	7,083
Woodside Finance, 3.70%, 3/15/28 (2)	6,390	6,757
		84,611
Industrial Other 0.2%		
Howard Hughes, 5.375%, 8/1/28 (2)	1,785	1,888
		1,888
Technology 2.3%		
Gartner, 3.75%, 10/1/30 (2)	1,820	1,888
Keysight Technologies, 4.60%, 4/6/27	1,650	1,963
Oracle, 3.60%, 4/1/40	1,175	1,373
Oracle, 3.60%, 4/1/50	6,455	7,511
Tencent Holdings, 3.595%, 1/19/28	1,990	2,192
Tencent Holdings, 3.975%, 4/11/29	3,315	3,772
		18,699
Transportation 3.6%		
Adani Ports & Special Economic Zone, 3.95%, 1/19/22	3,700	3,789
American Airlines PTT, Series 2017-2, Class A, 3.60%, 10/15/29	6,221	5,060
JetBlue PTT, Series 2020-1, Class A, 4.00%, 11/15/32	375	399
Kansas City Southern, 3.50%, 5/1/50	4,075	4,463
Mileage Plus Holdings, 6.50%, 6/20/27 (2)	4,555	4,931
Norfolk Southern, 3.05%, 5/15/50	3,995	4,397

Transurban Finance, 2.45%, 3/16/31 (2)	3,335	3,489
United Airlines PTT, Series 2019-1, Class AA, 4.15%, 8/25/31	1,269	1,256
United Airlines PTT, Series 2019-2, Class AA, 2.70%, 5/1/32	1,498	1,404
		29,188
Total Industrial		342,549
UTILITY 4.6%		
Electric 4.6%		
Berkshire Hathaway Energy, 2.85%, 5/15/51 (2)	5,900	6,171
DPL, 4.125%, 7/1/25 (2)	2,065	2,173
Edison International, 3.55%, 11/15/24	3,600	3,834
Edison International, 4.95%, 4/15/25	1,740	1,948
FirstEnergy, Series B, STEP, 3.90%, 7/15/27	95	104
Pacific Gas & Electric, 4.95%, 7/1/50	3,750	4,430
PacifiCorp, 3.30%, 3/15/51	4,335	4,969
Pattern Energy Operations, 4.50%, 8/15/28 (2)	435	466
Southern California Edison, 2.85%, 8/1/29 (3)	3,320	3,587
Vistra Operations, 3.55%, 7/15/24 (2)	5,560	5,970
Vistra Operations, 3.70%, 1/30/27 (2)	2,945	3,225
Total Utility		36,877
Total Corporate Bonds (Cost $624,276)		**668,215**

ASSET-BACKED SECURITIES 4.5%

Car Loan 0.0%		
GM Financial Automobile Leasing Trust Series 2020-2, Class C 2.56%, 7/22/24	265	275
		275
Other Asset-Backed Securities 4.5%		
Applebee's Funding Series 2019-1A, Class A2I 4.194%, 6/7/49 (2)	2,815	2,751

DB Master Finance Series 2017-1A, Class A2II 4.03%, 11/20/47 (2)	579	615
Domino's Pizza Master Issuer Series 2018-1A, Class A2I 4.116%, 7/25/48 (2)	3,930	4,128
Driven Brands Funding Series 2018-1A, Class A2 4.739%, 4/20/48 (2)	2,628	2,782
Driven Brands Funding Series 2019-2A, Class A2 3.981%, 10/20/49 (2)	1,079	1,133
FOCUS Brands Funding Series 2017-1A, Class A2I 3.857%, 4/30/47 (2)	859	843
Hardee's Funding Series 2018-1A, Class A2I 4.25%, 6/20/48 (2)	4,753	4,758
Jack in the Box Funding Series 2019-1A, Class A2II 4.476%, 8/25/49 (2)	3,697	3,848
Planet Fitness Master Issuer Series 2018-1A, Class A2I 4.262%, 9/5/48 (2)	6,061	6,043
Sonic Capital Series 2020-1A, Class A2I 3.845%, 1/20/50 (2)	4,784	5,076
Wendy's Funding Series 2019-1A, Class A2I 3.783%, 6/15/49 (2)	3,812	4,043
		36,020
Total Asset-Backed Securities (Cost $35,210)		**36,295**

BANK LOANS 1.0% (5)

Communications 0.4%

Charter Communications Operating, FRN, 1M USD LIBOR + 1.75%, 1.90%, 2/1/27	3,232	3,192
		3,192

Technology 0.6%		
Western Digital, FRN, 1M USD LIBOR + 1.50%, 1.646%, 2/27/23	5,077	5,020
		5,020
Total Bank Loans (Cost $8,287)		**8,212**

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 1.1%

U.S. Treasury Obligations 1.1%		
U.S. Treasury Bonds, 2.00%, 2/15/50 (6)	4,020	4,429
U.S. Treasury Bonds, 4.75%, 2/15/37 (6)	2,595	4,000
Total U.S. Treasury Obligations		**8,429**
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $8,426)		**8,429**

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 5.7%

Owned No Guarantee 2.7%		
Ooredoo International Finance, 3.75%, 6/22/26	200	224
Ooredoo International Finance, 5.00%, 10/19/25	2,060	2,405
QNB Finance, 2.625%, 5/12/25	3,745	3,923
Saudi Arabian Oil, 3.50%, 4/16/29 (2)	3,500	3,881
Saudi Telecom, 3.89%, 5/13/29	3,700	4,229
Syngenta Finance, 4.441%, 4/24/23 (2)	6,755	7,084
		21,746
Sovereign 3.0%		
Kingdom of Saudi Arabia, 3.25%, 10/26/26	3,535	3,906
Qatar Government International Bond, 3.25%, 6/2/26	7,125	7,923
Republic of Indonesia, 4.35%, 1/11/48	1,625	1,978
Republic of Indonesia, 4.75%, 1/8/26	3,650	4,275
State of Qatar, 4.40%, 4/16/50 (2)	1,900	2,519

CONVERTIBLE PREFERRED STOCKS 0.1%

Consumer Non-Cyclical 0.0%		
Elanco Animal Health, 5.00%, 2/1/23	1	69
		69
Electric 0.1%		
Southern, Series A, 6.75%, 8/1/22	20	1,015
		1,015
Total Convertible Preferred Stocks (Cost $1,095)		**1,084**

SHORT-TERM INVESTMENTS 1.7%

MONEY MARKET FUNDS 1.7%		
T. Rowe Price Government Reserve Fund, 0.09% (7)(8)	13,428	13,428
Total Short-Term Investments (Cost $13,428)		**13,428**

SECURITIES LENDING COLLATERAL 1.3%

INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH STATE STREET BANK AND TRUST COMPANY 1.3%		
Short-Term Funds 1.3%		
T. Rowe Price Short-Term Fund, 0.12% (7)(8)	1,048	10,484
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		10,484
Total Securities Lending Collateral (Cost $10,484)		**10,484**
Total Investments in Securities 100.8% of Net Assets (Cost $766,518)		**$ 813,207**

‡ Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.

(Amounts in 000s, except market price)

SWAPS 0.5%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.0%				
Credit Default Swaps, Protection Sold 0.0%				
Bank of America, N.A., Protection Sold (Relevant Credit: Boeing, 8.75%, 8/15/21, $105.57*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/21	3,855	10	23	(13)
Barclays Bank, Protection Sold (Relevant Credit: Devon Energy, 7.95%, 4/15/32, $131.25*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/24	555	(9)	—	(9)
Barclays Bank, Protection Sold (Relevant Credit: General Electric, 2.70%, 10/9/22, $103.94*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/20	820	2	—	2
Barclays Bank, Protection Sold (Relevant Credit: JPMorgan Chase, 3.20%, 1/25/23, $106.00*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/24	3,975	110	23	87
BNP Paribas, Protection Sold (Relevant Credit: Morgan Stanley, 3.75%, 2/25/23, $107.12*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/24	3,975	103	(43)	146
Citibank, Protection Sold (Relevant Credit: Devon Energy, 7.95%, 4/15/32, $131.25*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/24	1,190	(18)	(5)	(13)
Goldman Sachs, Protection Sold (Relevant Credit: General Electric, 2.70%, 10/9/22, $103.94*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/20	1,095	2	—	2
Morgan Stanley, Protection Sold (Relevant Credit: Devon Energy, 7.95%, 4/15/32, $131.25*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/24	705	(10)	(3)	(7)
Total Bilateral Credit Default Swaps, Protection Sold			**(5)**	**195**
Total Bilateral Swaps			**(5)**	**195**

The accompanying notes are an integral part of these financial statements.

November 30, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide high income and some capital growth. The fund has two classes of shares: the Corporate Income Fund (Investor Class) and the Corporate Income Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2020, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2020, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2020, securities valued at $109,000 had been pledged or posted by the fund to counterparties for bilateral derivatives. As of November 30, 2020, collateral pledged by counterparties to the fund for bilateral derivatives consisted of securities valued at $53,000. As of November 30, 2020, securities valued at $6,930,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and interest rates , and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2020, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 42% and 57% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2020, the notional amount of protection sold by the fund totaled $134,425,000 (16.7% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2020, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 15% and 17% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2020, the value of loaned securities was $10,158,000; the value of cash collateral and related investments was $10,484,000.

LIBOR The fund may invest in instruments that are tied to reference rates, including the London Interbank Offered Rate (LIBOR). On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $412,056,000 and $391,566,000, respectively, for the six months ended November 30, 2020. Purchases and sales of U.S. government securities aggregated $34,027,000 and $33,289,000, respectively, for the six months ended November 30, 2020.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2020, the cost of investments for federal income tax purposes was $770,664,000. Net unrealized gain aggregated $46,943,000 at period-end, of which $49,808,000 related to appreciated investments and $2,865,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At November 30, 2020, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the six months ended November 30, 2020 as indicated in the table below. Including this amount, expenses previously waived/paid by Price Associates in the amount of $2,000 remain subject to repayment by the fund at November 30, 2020. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2020, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $135,000 for T. Rowe Price Services, Inc.; and $8,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2020, the fund was allocated $199,000 of Spectrum Funds’ expenses. Of these amounts, $133,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At November 30, 2020, approximately 43% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Corporate Income Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 19, 2021